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                                                               EXHIBIT 10(b)(2)

                         EMPLOYEE STOCK OWNERSHIP PLAN
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                    Amendment No. 2 dated December 15, 1995


    1. Sections 1.2 and 1.35 of the Plan are amended by substituting "December" for "February", and by adding at the end thereof:

        There shall be a short Plan Year beginning March 1, 1995 and ending December 31, 1995

    2. Section 1.46 of the Plan is amended by substituting "Vanguard Fiduciary Trust Company" for the named individual trustees, effective August 31, 1995.

    3. Section 1.47 of the Plan is deleted in its entirety, and the following language is substituted therefor, effective August 31, 1995:

       1.48 "Valuation Date" shall mean the most current date with respect to which the Trustee determines the fair value of the assets comprising the Trust or any portion thereof, in accordance with the
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        Trustee's procedures, as they may be amended from time to time, provided, however, that a Valuation Date shall occur at least once per Plan Year. Under current procedures, a Valuation Date generally occurs on each business day of the Trustee.

    4. Section 2.1 of the Plan is amended by adding the following sentence at the end thereof:

          For purposes of the Plan Year beginning March 1, 1995 and ending on December 31, 1995, the 1,000 Hours of Service requirement shall be satisfied by completion of the 648 Hours of Service.

    5. Section 3.5 of the Plan is amended by adding the following language at the end thereof:

          For purposes of the Plan Year beginning March 1, 1995 and ending on December 31, 1995, a Participant shall be credited with a Year of Service if his Period of Service includes December 31, 1995.

    6.  Section 4.1 of the Plan is amended by adding at the end thereof:

          When a contribution is made in a form other than cash, until such contribution is reduced to cash, a Participant's Account shall contain an allocable share of such contribution, provided that an allocation of Company Stock shall be in whole shares, with the value of any fractional shares to be allocated in cash. For purposes of the Plan Year beginning March 1, 1995 and ending December 31, 1995, a Participant shall satisfy the 1,000 Hours of Service requirement if he has completed 648 Hours of Service.

    7. Section 4.4 of the Plan is amended by adding the following language at the end thereof:

          For purposes of the Plan Year beginning March 1, 1995 and ending December 31, 1995, the limits under (S)415 shall be pro-rated as required under the applicable regulations.
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    8.  Section 7.1 of the Plan is hereby amended by deleting the phrase
"including fractional shares" and by adding the following language at the end thereof:

          For purposes of the Plan Year beginning March 1, 1995 and ending December 31, 1995, a Participant who has completed 648 Hours of Service shall satisfy the 1,000 Hours of Service requirement.

    9. Section 7.3 of the Plan is further amended by adding the following language at the end thereof:

          Notwithstanding any other provision of the Plan, the Trustee may credit the contribution for a Plan Year as of the date such contribution is actually received by the Trustee, subject to any required approval by the Internal Revenue Service.

    10. Section 8.4(a) of the Plan is amended by deleting the second sentence thereof and substituting the following language therefor, effective August 31, 1995:

          The Vested portion of a Participant's Account shall be computed as soon as practicable after receipt of authorized distribution instructions, as of the applicable Valuation Date under the Trustee's procedures, as they may be amended from time to time.

    11. Section 9.7 of the Plan is hereby amended by deleting the last sentence of subsection (a) thereof and substituting the following therefor:

          In the absence of receipt of such written direction with respect to any such shares three (3) business days before the exercise of any shareholder rights, the Committee shall vote any allocated but uninstructed shares in the exercise of its sole discretion.

    12. Section 9.7(d) of the Plan is amended by adding the following language at the end thereof:

          In the absence of receipt of such written direction three (3) business days prior to the exercise of such shareholder rights, the Committee shall exercise such rights in its sole discretion.
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    13. A restatement to reflect these changes, and other amendments since
April 24, 1995, is authorized; any conforming changes to the Plan Trust are also authorized.